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                                                                  EXHIBIT 23.1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 14, 1999, included and incorporated by reference in Abbott Laboratories' Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.




                                                         Arthur Andersen LLP



Chicago, Illinois
July 23, 1999